Exhibit 99.1

POWERSECURE ADDS $140 MILLION IN NEW

DISTRIBUTED GENERATION BUSINESS

WAKE FOREST, N.C. – July 23, 2014 – PowerSecure International, Inc. (NYSE: POWR) today announced it has been awarded approximately $140 million of new distributed generation (DG) business.

The $140 million in new DG business includes $120 million of new utility-scale solar projects, including a major award from one of the largest investor-owned utilities in the U.S. to provide two large-scale solar installations.

PowerSecure expects to recognize approximately half of the revenue from the two major solar projects in 2015, and the remainder in 2016. The new solar awards have been contracted with the utility and are subject to regulatory approval by the local public utility commission, and approval by the party granting the rights to the respective sites. These items are expected to be completed over the next 120 days.

The remaining $20 million of DG awards include new turnkey sales for a variety of hospital, data center, industrial and retail customers, as well as several additional solar projects.

“This significant additional new business highlights PowerSecure’s extensive experience serving customers with outstanding solar projects and other high-quality distributed generation solutions,” said Sidney Hinton, chief executive officer of PowerSecure.

“We are pursuing a rich pipeline of smaller and larger opportunities across our business and we are very excited to have converted two of the very large opportunities we have been developing from our pipeline into our project backlog, and to see continued momentum from hospitals and data centers for our traditional DG systems,” Hinton added.

About PowerSecure

PowerSecure International, Inc. is a leading provider of utility and energy technologies to electric utilities, and their industrial, institutional and commercial customers. PowerSecure provides products and services in the areas of Interactive Distributed Generation ® (IDG®), energy efficiency and utility infrastructure.

The company is a pioneer in developing IDG® power systems with sophisticated smart grid capabilities, including the ability to 1) forecast electricity demand and electronically deploy the systems to deliver more efficient, and environmentally friendly, power at peak power times, 2) provide utilities with dedicated electric power generation capacity to utilize for demand response purposes and 3) provide customers with the most dependable standby power in the industry.

Its proprietary distributed generation system designs utilize a range of technologies to deliver power, including renewables.

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The company’s energy efficiency products and services include energy efficient lighting solutions that utilize LED technologies to improve lighting quality, and the design, installation and maintenance of energy conservation measures which we offer, primarily as a subcontractor, to large energy service company providers, called ESCOs, for the benefit of commercial, industrial and institutional customers as end users.

PowerSecure also provides electric utilities with transmission and distribution infrastructure maintenance and construction services, and engineering and regulatory consulting services. Additional information is available at www.powersecure.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the amount and timing of the revenues associated with the new business discussed in this press release; statements concerning the company’s outlook, prospects and expectations for revenues, net income and E.P.S. results and growth generally; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing.

Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the size, timing and terms of the sales awards and new business discussed in this press release, including the risk of the new solar projects not receiving the requisite approvals from the PUC, and the party granting the rights to the respective sites, and the risk of delaying, deferring or canceling the awards referred to in this press release or reducing the orders; the failure to source the solar panels discussed in this release at prices and/or terms that will allow the company to realize the profits it anticipates; the execution risk inherent with these types of large-scale projects, including the potential for unfavorable cost, timing, performance and quality issues over the long project cycles; the slow pace of the economic recovery and the volatility, uncertainty and inconsistency in the financial and credit markets and the effects thereof on the company’s markets and customers, the demand for its products and services, and the company’s access to capital; the potential adverse financial and reputational consequences that can result from safety risks and hazards such as accidents inherent in the company’s operations; the impact of the company’s recent acquisitions; the company’s ability to reduce and control its costs and expenses; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the company; the ability of the company to obtain adequate supplies of key components and materials of sufficient reliability and quality for its products and technologies on a timely and cost-effective basis and the effects of related warranty claims and disputes; the ability of the company to successfully expand its core distributed generation products and services, to successfully develop and achieve market acceptance of its new energy-related businesses, to successfully expand its recurring revenue projects, to manage its growth and to address the effects of any future changes in utility tariff structures and environmental requirements on its business solutions; the effects of competition; changes in customer and industry demand and preferences; the ability of the company to continue

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the growth and diversification of its customer base; the ability of the company to attract, retain, and motivate its executives and key personnel; changes in the energy industry in general and the electricity, oil, and natural gas markets in particular, including price levels; the effects of competition; the ability of the company to secure and maintain key contracts and relationships; the effects of pending and future litigation, claims and disputes; and other risks, uncertainties and other factors identified from time to time in its reports filed with or furnished to the Securities and Exchange Commission, including the company’s most recent Annual Report on Form 10-K, as well as subsequently filed reports on Form 10-Q and Form 8-K, copies of which may be obtained by visiting the investor relations page of the company’s website at www.powersecure.com or the SEC’s website at www.sec.gov.

Accordingly, there is no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Contact:

John Bluth

(919) 453-2103

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